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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       August 19, 2003

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-9147	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

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Item 12. Results of Operations and Financial Condition.

On August 19, 2003, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.1

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition”.

On August 19, 2003, CanArgo Energy Corporation (“CanArgo”) issued a press release setting forth CanArgo’s second-quarter 2003 earnings. A copy of CanArgo’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Exhibit Index

99.1	Press release, dated August 19, 2003, issued by CanArgo Energy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: August 22, 2003	By: /s/ Liz Landles Liz Landles, Corporate Secretary